FREEPORT-MCMORAN COPPER & GOLD INC.



4th Quarter/Year-end 2004 Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and Chief Executive Officer

January 18, 2005

www.fcx.com

FCX LISTED NYSE

FREEPORT-McMoRAN COPPER & GOLD INC.



Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding estimated anticipated sales volumes, projected unit production costs, projected operating cash flows, projected capital expenditures, projected exploration expenditures, the impact of copper and gold price changes, the impact of changes in deferred intercompany profits on earnings and statements regarding FCX's liquidity. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as net cash production costs per pound of copper and cathode cash production costs per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in the attachments to this press release.

FCX LISTED NYSE


Himalayas
India
Myanmar
PACIFIC OCEAN BASIN
Thailand
Phuket
Banda Aceh
Sri Lanka
Rupture Zone
M9.0 Earthquake 26 Dec 04
Grasberg
Sumatra
3,000 Miles
New Guinea
Java
Arafura Sea
Stable platform
INDIAN OCEAN BASIN
Australia
Tectonics Map of the Indian Ocean Basin
Location of December 2004 Sumatran Earthquake
Source: U.S. Geological Survey; Earthquake Hazard Program


Indonesian Seas (INS)
Banda Aceh
Tectonic Setting of the
Indonesian Seas
Sumatra
Nabire
Grasberg
26 Dec 04
Earthquake
Sunda Trench
Java
Arafura Sea

Tectonic Setting of the Indonesian Seas

Tsunami Hazard Map


H = High
M = Medium
L= Low
NT
QLD
WA
SA
NSW
VIC
TAS
Australia

Tsunami Hazard Map of Australia

Source: U.S. Geological Survey; Earthquake Hazard Program

4Q 2004 Highlights

THE STRENGTH OF OUR METALS

- Sold 419 Million Lbs. Copper – Avg. Price of $1.43/lb.
- Sold 618,100 Ozs. Gold – Avg. Price of $433/oz.
- Average Milling Rate Approximated 230K MTPD
- Unit Net Cash Costs of $0.17/lb.
- $213 Million of Net Income, Including $65 Million of Special Items
  - Insurance Gain: FCX Share $95 Million ($49 Million to Net Income)
  - Santa Cruz Land Gain: $21.3 Million ($20.4 Million to Net Income)
  - Atlantic Copper Wire & Wire Rod Assets Gain: $7.5 Million to Net Income
  - Atlantic Copper Workforce Reductions Charge: $12 Million to Net Income
- $403 Million of Operating Cash Flows
- Board Increased Annual Dividend to $1.00 per Share and Declared Supplemental Dividend of $0.25 per Share
- Cash Position Totaled $552 Million at Year-end 2004

2004 Highlights

THE STRENGTH OF OUR METALS

- **Achieved Plan to Return to Normal Operations and Ramp-up to High Grade in 4Q**
- **Resolved Insurance Claim Related to 2003 Slippage Events**
- **Reserve Additions Replaced 200% of Copper Production and 100% of Gold Production**
  - **Estimated Recoverable Reserves at 12/31/04 of 40.7 Billion Pounds of Copper and 46.6 Million Ounces of Gold, Net to PT-FI**
- **Reduced Net Debt by $330 Million**
- **Expended $300 Million on Common Dividends and Open Market Share Purchases (3.4 Million Shares)**
- **Purchased 23.9 Million FCX Shares from Rio Tinto for $881 Million; Issued $1.1 Billion of 5.5% Perpetual Convertible Preferred Stock**
- **Well Positioned for Strong Operating and Financial Results in 2005**
  - **1.5 Billion Lbs. Copper (50% Increase From 2004)**
  - **2.9 Million Ozs. Gold (100% Increase From 2004)**


7S
6S
(deeper in pit)


Pushback 6S

Grasberg Open Pit

South Wall, January 2005

Pushback 6S, our primary ore pushback, provides the majority of metal in 2005

Grasberg Open Pit
Key Accomplishments in 2004

THE STRENGTH OF OUR METALS

- **Re-established Safe Access to High-Grade Areas**
- **Completed Accelerated Waste Stripping of 30 Million Tonnes on South Wall**
- **Completed Resloping/Removing Debris**
- **Installed Additional Monitoring Systems**
- **Completed Drill Program to Confirm Rock Quality**
- **Continue Dewatering South Wall & Pit Drainage Projects**
- **Revised Future Mine Plans to Ensure Stability and Enhanced Pit Life**

Safety Remains Top Priority

Long Lived Reserves

THE STRENGTH OF OUR METALS


Grasberg UG
Grasberg Pit
Kucing Liar
Big Gossan
N
MLZ
Deep MLZ
ESZ
DOZ
Dom BC
Dom Pit
Mill

Block A COW Ore Bodies
Plan View


Copper
(billion lbs)
40.7
Grasberg Discovery (1988)
Gold
(million ozs)
46.6
Grasberg Discovery (1988)
73
83
93
04
Reserves plus Production*
Total Reserves
PT-FI's Share

* *100% Production since discovery of Grasberg in 1988*

Reserves
Aggregate & Net to PT-FI

THE STRENGTH OF OUR METALS

2004 Reserve Roll Forward

	Aggregate		PT-FI's Share (1)	
	Cu (billion lbs)	Au (million ozs)	Cu (billion lbs)	Au (million ozs)
Reserves @ 12/31/03	54.4	60.4	39.7	46.6
Additions/changes*	3.2	2.4	2.0	1.5
Production	(1.1)	(1.5)	(1.0)	(1.5)
Net Change	2.1	0.9	1.0	- 0 -
Reserves @ 12/31/04	56.5	61.3	40.7	46.6
* as % of production	291%	160%	200%	100%

5-Year Reserve Roll Forward

	Aggregate		PT-FI's Share (1)	
	Cu (billion lbs)	Au (million ozs)	Cu (billion lbs)	Au (million ozs)
Reserves @ 12/31/99	49.9	61.6	38.7	49.5
Additions/changes*	14.3	13.2	8.6	7.9
Production	(7.7)	(13.5)	(6.6)	(10.8)
Net Change	6.6	(0.3)	2.0	(2.9)
Reserves @ 12/31/04	56.5	61.3	40.7	46.6
* as % of production	186%	98%	130%	73%

(1) Estimated recoverable reserves in 2004 were assessed using a copper price of $0.85 per pound and a gold price of $270 per ounce

Geologic Resources *
Grasberg District

THE STRENGTH OF OUR METALS

	Aggregate					PT-FI's Share	
				Contained		Contained	
	Metric Tons (million)	Cu (%)	Au (g/t)	Cu (billion pounds)	Au (million ounces)	Cu (billion pounds)	Au (million ounces)
Measured & Indicated	1,996	0.53	0.41	23.5	26.4	14.1	15.8
Inferred	501	0.49	0.53	5.4	8.6	3.2	5.2
Total	2,497	0.53	0.44	28.9	35.0	17.3	21.0

** Geologic resources are not included in reserves. The geologic resources will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves.*

NOTE: See cautionary statement.

Positive Outlook

THE STRENGTH OF OUR METALS

- **PT-FI Copper and Gold Sales Expected to Total 1.5 Billion lbs. and 2.9 Million ozs. in 2005**

	2004	2005e	% Change
Copper (MM lbs)	992	1,500	51%
Gold (M ozs)	1,443	2,900	101%
Net Cash Costs (per lb)	40¢	0¢ (1)	(100%)

- **At Prices of $1.35 Copper and $420 Gold, Operating Cash Flows Expected to Exceed $1.1 Billion in 2005 (2)**

(1) *Based on copper price of $1.35 per pound and gold price of $420 per ounce for 2005.*

(2) *Each 10¢ change in copper would impact this estimate by approximately $75 MM, and each $25/oz change in gold would have an approximate $36 MM impact.*

e = estimate. Amounts are projections; see cautionary statement.

LME & COMEX Exchange Stocks*

THE STRENGTH OF OUR METALS



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
1,400
1,200
1,000
800
600
400
200
0
160
140
120
100
80
60
40
20
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

**LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.*

London Gold Prices

THE STRENGTH OF OUR METALS



500
450
400
350
300
250
$ per oz.
ECB Announcement
Producer Hedging Announcements
Sept. 11 Attacks on U.S.
Prior to Iraqi Conflict
Dec-98
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2004-2009e

THE STRENGTH OF OUR METALS

Copper, billion lbs

Gold, million ozs

2005e – 2009e PT-FI Share
Total: 6.8 billion lbs
Annual Average: 1.36 billion lbs

2005e – 2009e PT-FI Share
Total: 11.0 million ozs
Annual Average: 2.2 million ozs



1.0
1.4
1.5
2.9
1.4
1.9
1.1
1.8
1.5
2.5
1.3
1.9
2004
2005e
2006e
2007e
2008e
2009e

e = estimate. Amounts are projections; see cautionary statement.

Note: Amounts include Grasberg Open Pit and DOZ sales; excludes potential from Big Gossan or other undeveloped ore bodies. Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Mining Sequence in 2005-2009
Copper Equivalent Cross Section

THE STRENGTH OF OUR METALS



A
B
8S
8N
7S
6S
6N
Year-end
2004
2005
2006
2007
2008
2009
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

2005 Outlook
Quarterly Payable Metal Sales

THE STRENGTH OF OUR METALS

PT-FI's share of Copper
1.5 billion pounds


500
400
300
200
100
0
Pounds in millions
310
380
415
395
46%
54%
1Q05
2Q05
3Q05
4Q05
Estimate

PT-FI's share of Gold
2.9 million ounces


1000
800
600
400
200
0
Ounces in thousands
520
640
930
810
40%
60%
1Q05
2Q05
3Q05
4Q05
Estimate

2005 Average Net Unit Cash Costs at Various Gold Prices

THE STRENGTH OF OUR METALS



(¢ per payable pound)
13¢
8¢
3¢
-1¢
-6¢
$350
$375
$400
$425
$450

NOTE: Based on copper and gold sales of 1.5 billion lbs and 2.9 million ozs for 2005. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Royalties and TC/RC's are based on copper price of $1.35 per pound for 2005. A 10¢ change in copper prices in 2005 would have a 1.0¢ impact per pound.

Unit Production Costs

THE STRENGTH OF OUR METALS

(per pound of copper)

	2004	2005e (1)
Cash Unit Costs		
Site Production & Delivery, After Adjustments	77¢	55¢
Royalties (2)	5	6
Treatment Charges (2)	20	21
Gold/Silver Credits	(62)	(82)
Net Cash Unit Costs	40¢	-0-¢
DD&A Rate	17¢	14¢

(1) Estimate based on 1.5 billion pounds of copper and on 2.9 million ounces of gold with average pricing of $420 gold for 2005. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Royalties and TC/RC's are based on copper price of $1.35 per pound for 2005. A 10¢ change in copper prices in 2005 would have a 1.0¢ impact per pound.

NOTE: Amounts above are projections. See Cautionary Statement.

Strong Cash Flow Generator – Operating Cash Flow Model Results – 2005e – 2007e Annual Averages

THE STRENGTH OF OUR METALS

($ in millions, except copper and gold prices)



Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.25 Copper
Operating Cash Flows
$1,000
$800
$600
$400
$200
$0
$1.00
$1.25
$1.50
$400
$350
$400
$450
$1.25

NOTE: Annual operating cash flows are averages (years 2005e – 2007e) and exclude working capital sources or uses. Year-to-year actual results will vary depending upon many factors including timing of metal mined and performance of smelter operations. Using copper and gold prices of $1.35/$420 for 2005, 2005 cash flows would exceed $1.1 billion (net of working capital changes), and average approximately $850 million (net of working capital changes) for the 2005 – 2007 period.

e = estimate. Amounts are projections; see cautionary statement

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts



+$25/oz Gold
20¢
$36
+10¢/lb Copper
42¢
$75
Impact Per Share* (¢/share)
Impact ($ millions)

** EPS based on 179 million basic shares outstanding.*

Note: Assumes projected 2005 annual sales of 1.5 billion lbs. copper and 2.9 million ozs. gold.
At projected annual average production of 1.3 billion lbs. of copper and 2.2 million ozs. of gold, a 10¢/lb. change in copper is $65 million (36¢/share) and a $25/oz. change in gold is $28 million (15¢/share).

FCX Capital Expenditures*

THE STRENGTH OF OUR METALS

($ in millions)

AC & Other
PT-FI

2005 – 2009 Average Annual: ~$145 Million


$141
$119
2004
$180
$160
2005e
$150
$135
2006e
$130
$115
2007e
$130
$120
2008e
$140
$130
2009e

e = estimate. Amounts are projections; see cautionary statement

** Includes $37 million for PT-FI to increase DOZ output to 50,000 metric TPD on sustained basis; excludes potential capital expenditures for Big Gossan or other new potential projects.*

2005e Capital Expenditures

THE STRENGTH OF OUR METALS

2005e FCX Total: $180 million



($ in millions)
Common Infrastructure
$17
DOZ 50K Expansion Capital
$19
DOZ Capital*
$26
Atlantic Copper & Other
$23
Sustaining*
$95

e = estimate. Amounts are projections; see cautionary statement

** Includes a total of $20 million in Sustaining and DOZ for carry-forward projects from 2004.*

DOZ Expansion to 50,000 t/d
Project Overview

THE STRENGTH OF OUR METALS

- **DOZ outperforming expectations. Additional infrastructure & development required to sustain rates above 35K t/d.**
- **Expansion is financially attractive**
  - *27% IRR at 85¢ copper & $270 gold*
  - *46% IRR at $1.25 copper & $400 gold*
- **Expansion Capital totals $62MM in 2004-2007 with $23MM for second crusher & additional ventilation and balance for accelerated development. PT-FI's 60% share totals $37MM.**
- **Incremental Production in 2005-2008 totals 85MM lbs copper and 175K ozs gold (100% basis)**
- **DOZ 50K Expansion ties into development of ESZ, MLZ, & Deep MLZ**

Common Infrastructure
Access to Underground Reserves



COW A Ore Bodies
Plan View
N
Grasberg UG
Grasberg Pit
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Big Gossan
Big Gossan "Spur"
MLZ
Deep MLZ
ESZ
DOZ
Dom BC
Dom Pit
Mill
MLZ "Spur"
Common Infrastructure
Portals
(Ridge Camp)



Portals at Ridge Camp
December 2004

Progress continues on the Common Infrastructure for access and development of our underground reserves in the future.

Big Gossan Development Studies

THE STRENGTH OF OUR METALS

- **Aggregate Reserves**
  - ✓ 33 million tonnes
    2.8% Cu & 1.0 g/t Au
  - ✓ Recoverable Metal
    1.7 billion lbs copper
    0.8 million ozs gold
- **Feasibility study to be completed in 1Q05**
  - ✓ Open stope mining method with cemented backfill
  - ✓ Potential first production in 2008



Block A COW
Ore Bodies
Plan View
N
Grasberg Underground
Grasberg Pit
Kucing Liar
Big Gossan
Amole Drift
Mill
Mill Level Adit
MLZ
Deep MLZ
ESZ
DOZ
Dom Pit
Dom BC

2005e – 2007e Average Annual Cash Flow After Capital Expenditures (1)

THE STRENGTH OF OUR METALS

($ in millions, except copper and gold prices)



$800
$600
$400
$200
$0
Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.25 Copper
Available for debt reduction/ shareholder returns (2)
Current Annual Dividend of $1.00/share
Cash Dividend for 5½% Preferred

	$1.00	$1.25	$1.50	$350	$400	$450
		$400			$1.25	
Excess Cash 3-Yr Total (in billions)	$0.5	$1.0	$1.5	$0.8	$1.0	$1.2

(1) Excludes working capital sources/uses

(2) Includes PT-FI 9.4% minority interest distributions

Debt Maturities

THE STRENGTH OF OUR METALS

($ in millions)

Total Debt @ 12/31/04	$1,952
Less Cash @ 12/31/04	($552)
Total After Cash	$1,400



$1,200
$900
$600
$300
$0
$78
$297
FCX PRC(1)
$46
$50
$48
$510
10⅛% Senior Notes
$578
7% Conv. Notes
Convert price: $30.87 per share
$345
6⅞% Senior Notes
2005
2006
2007
2008
2009
2010
2011
Thereafter
Infrastructure, Including Equip
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

(1) *Commodity preferred maturity is based on book value.*

Financial Policy

THE STRENGTH OF OUR METALS

- **Maintain Strong Balance Sheet and Financial Flexibility**
  - Reduced Gross Debt by $276 Million and Net Debt by $330 Million in 2004
- **Continue to Reduce Debt Where Practical**
- **Establish Sustainable Regular Quarterly Common Dividend**
  - Initiated Dividend in February 2003 at $0.36/Share
  - Increased by 122% to $0.80 per Share in October 2003
  - Increased Dividend by 25% in October 2004 to $1.00/Share
- **Use Excess Cash for Supplemental Common Dividend and Purchase of Common Shares**
  - Paid Supplemental Dividend of $0.25/Share in December 2004
  - $99 Million in Common Share Purchases During 2004
- **Strong Operating Results and High Commodity Prices Provide Ability to Return Cash to Shareholders Through Common Dividends and Share Purchases**
- **At Prices of $1.35 Copper and $420 Gold, Excess Cash Flows Above Debt Maturities, Current Dividends and Other Requirements Anticipated to Exceed $500 Million in 2005**
- **$552 Million of Unrestricted Cash at December 31, 2004**
- **Board Will Address Use of Available Cash for Shareholder Returns on a Continual Basis**

Summary

THE STRENGTH OF OUR METALS

- **Strong Cash Flow Generator**
- **Long-lived Reserves**
- **Unhedged Exposure to Copper & Gold Markets**
- **Improved Balance Sheet/Enhanced Shareholder Returns**
- **Attractive Valuation**